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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                FEBRUARY 24, 2003





                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                            1-13894                           34-1807383
(State or other jurisdiction          (Commission File Number)               (I.R.S. Employer
      of incorporation)                                                     Identification No.)
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                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)










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Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

        On February 24, 2003, Transpro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing its fourth quarter and year-end 2002 results.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits - The following exhibit is filed as part of this report:

99.1 Press Release dated February 24, 2003




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRANSPRO, INC.


Date: February 24, 2003                By: /s/ Richard A. Wisot
                                           -------------------------------------
                                           Richard A. Wisot
                                           Vice President, Treasurer, Secretary,
                                           and Chief Financial Officer